Fair Value of Assets and Liabilities	6 Months Ended
Dec. 31, 2024
Fair Value of Assets and Liabilities [Abstract]
Fair value of assets and liabilities
23.	Fair value of assets and liabilities

Cash and cash equivalents, other receivables and other payables

The carrying amount of these balances approximate their fair value due to the short-term nature of these balances.

Trade receivables and trade payables

The carrying amount of these receivables and payables approximate their fair value as they are subject to normal trade credit terms.

Lease liabilities and loans from related parties

The carrying amount of these balances approximate their fair value as they are subject to interest rates close to market rate of interest for similar arrangements with financial institutions.